Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In   connection with the Quarterly Report of Startech Environmental Corporation (the “Company”) on Form 10-Q for the quarter ended January 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Peter J. Scanlon, Chief Financial Officer, Treasurer and Secretary of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:  /s/   Peter J. Scanlon
         Peter J. Scanlon
         Chief Financial Officer, Treasurer and Secretary
         March 26, 2007

The foregoing certification is being furnished solely pursuant to 18 U.S.C. §1350 and is not being filed as part of the Report or as a separate disclosure document.